UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2020
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s 2020 Annual Meeting of Shareholders was held on June 2, 2020. At the meeting, the Company’s shareholders:

(1)
elected Barbara Bradley Baekgaard, Kristina Cashman, Mary Lou Kelley, John E. Kyees, Frances P. Philip, Carrie M. Tharp, and Robert Wallstrom to serve as Directors of the Company’s Board of Directors for a one-year term;

(2)	ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021;
(3)	approved, on an advisory basis, the compensation of the Company’s named executive officers; and
(4)	approved the Vera Bradley, Inc. 2020 Equity and Incentive Plan.
Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions, and the number of broker non-votes.

(1)	Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Barbara Bradley Baekgaard	25,905,748	1,195,094	4,123,801
Kristina Cashman	26,862,992	237,850	4,123,801
Mary Lou Kelley	26,730,809	370,033	4,123,801
John E. Kyees	26,667,446	433,396	4,123,801
Frances P. Philip	19,451,190	7,649,652	4,123,801
Carrie M. Tharp	26,862,896	237,946	4,123,801
Robert Wallstrom	26,621,711	479,131	4,123,801

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
31,064,646	146,637	13,360	—

(3)	Advisory Approval of the Company's Named Executive Officer Compensation

For	Against	Abstentions	Broker Non-Votes
26,578,180	427,780	94,882	4,123,801

(4)	Approval of the Vera Bradley, Inc. 2020 Equity and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
16,919,979	10,170,019	10,844	4,123,801

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

June 4, 2020	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer